RYDEX SERIES FUNDS

                      ESSENTIAL PORTFOLIO CONSERVATIVE FUND
                        ESSENTIAL PORTFOLIO MODERATE FUND
                       ESSENTIAL PORTFOLIO AGGRESSIVE FUND

                      Supplement dated July 31, 2006 to the
                H-Class, A-Class and C-Class Shares Prospectuses
                               dated June 30, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

THE FOLLOWING CHANGES ARE EFFECTIVE JULY 31, 2006:

The first sentence of the third paragraph on page two under the heading "INVESTMENT OBJECTIVES" is replaced with the following:

Each EP Fund seeks to achieve its investment objective by investing in underlying funds that in turn, invest in equity, fixed-income, money market investments and alternative asset classes, such as real estate and commodities, and alternative investment strategies, such as absolute return, leveraged and sector-based strategies.

In the first column of the table on page two under the heading "INVESTMENT OBJECTIVES," the parenthetical "(U.S. and International)" is inserted after each reference to "Equity."

On pages 8, 11, and 14 of the H-Class Shares Prospectus and pages 8, 12, and 16 of the A- and C-Class Shares Prospectus under the fourth bullet point under the heading "PRINCIPAL INVESTMENT STRATEGY," the phrase "Alternative Strategies Funds" is replaced by "Alternative Funds."

THE FOLLOWING CHANGES ARE EFFECTIVE AUGUST 1, 2006:

The following risks are included under the heading "PRINCIPAL RISKS" beginning on page three:

DEPOSITORY RECEIPT RISK - The underlying funds may hold the securities of non-U.S. companies in the form of American Depository Receipts ("ADRs"). The underlying securities of the ADRs in an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the underlying fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

COUNTERPARTY CREDIT RISK - Each of the Funds may invest in the Commodities Fund. The Commodities Fund may invest in commodity-linked derivative instruments. Commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Commodities Fund, this default will cause the value of a Fund's investment in the Commodities Fund to decrease.

Under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUNDS" beginning on page 18 of the H-Class Shares Prospectus and page 21 of the A- and C-Class Shares Prospectus, "Tax Risk" is removed and replaced with the following risks:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK (ALL FUNDS) - The underlying Commodities Fund may invest in commodity-linked derivative investments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

         INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The underlying Commodities Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodity Total Return Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Commodities Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

         The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Commodities Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Commodities Fund may receive more or less principal than it originally invested. The Commodities Fund might receive interest payments that are more or less than the stated coupon interest payments.

Under the heading "DESCRIPTION OF UNDERLYING FUNDS" beginning on page 26 of the H-Class Shares Prospectus and page 29 of the A- and C-Class Shares Prospectus, the section "Commodities Fund" is replaced by the following:

COMMODITIES FUND
Seeks to provide investment results that correlate to the performance of the Goldman Sachs Commodity Total Return Index ("GSCI(R) Index"). The GSCI(R) Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The GSCI(R) Index is significantly different than the return from buying physical commodities.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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